UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

INTERNATIONAL FOOD PRODUCTS GROUP, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No Fee Required

☐ $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

☐ Fee paid previously with preliminary materials:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(4) Date filed:

INTERNATIONAL FOOD PRODUCTS GROUP, INC.

International Food Products Group, Inc.

620 Newport Center Drive

Suite 1100

Newport Beach, CA  92662

WITHDRAWAL OF PRELIMINARY PROXY STATEMENT

International Food Products Group, Inc. a Nevada corporation (the "Company"), has determined to withdraw this Preliminary Proxy  Statement filed by the Company with the
Securities And Exchange Commission on September 25, 2008, effective immediately.

The Company has determined that because of its minimal cash resources, it does not wish to proceed with the solicitation of proxies or the holding of a shareholder’s meeting at this time.

If you have any questions or concerns, or need any additional information, please contact our counsel, Donald G. Davis, Esq. of the law firm of Davis & Associates, at (213) 400-2007

By Order of the Board of Directors

/s/Richard Damion

Richard Damion

Chief Executive Officer

February 6, 2009